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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2005

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                             ABLE LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                    001-11352                  04-3029787
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     (State or other         (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification Number)
     incorporation)
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                        1 Able Drive, Cranbury, NJ 08512
               (Address of Principal Executive Offices) (Zip Code)

                                 (609) 495-2800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rue 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01 Other Events.

      On August 15, 2005, Able Laboratories, Inc. (the "Company") announced a decision by its Board of Directors taken as a result of discussions it has been conducting with the Food and Drug Administration (the "FDA") regarding its ongoing review of internal laboratory practices and related issues. The Company proposed to the FDA that it be permitted to re-validate the product development data included in its previously approved Abbreviated New Drug Applications (each an "ANDA"), under new management and with data being verified by an independent outside consultant. The Company proposed that it would relaunch products underlying these ANDAs upon completion of the revalidation work without the need for full FDA review and approval of all the data supporting each ANDA. The FDA declined the proposal, advising that the most expeditious relaunch of the products would require withdrawal, resubmission (with new data), and full FDA review. The Company announced its belief that even under an expedited approach, FDA review of the ANDAs could take up to 18 months in each case, and that it will not be able to return any of its products to market, and therefore produce any revenue for a significant period of time. The Company further announced that it has determined that the best course of action to preserve value for it creditors and others would be to immediately reduce overhead and expenses as much as possible and to initiate the process of selling its business and assets to one or more third-party purchasers, rather than attempting to obtain financing to permit it to resume manufacturing and marketing on its own. The Company further announced that there is no guarantee, and in fact that it is unlikely, that shareholders of its common stock will receive proceeds from such sale or sales, and that it is not likely that the common stock has any value.

      The Company also announced that Paul D. Cottone, the Company's Chief Restructuring Officer, had resigned, but that he will continue to assist the Company on a consulting basis, and that Richard M. Shepperd, the Company's Director of Restructuring, would continue with the Company.

      The full text of the press release is attached to this report as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired:

          Not Applicable.

      (b) Pro Forma Financial Information:

          Not Applicable.

      (c) Exhibits:

          99.1 Press Release, dated August 15, 2005

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ABLE LABORATORIES, INC.



                                      By: /s/ Richard M. Shepperd
                                          -----------------------------
                                      Name:   Richard M. Shepperd
Dated:  August 16, 2005               Title:  Director of Restructuring

                                INDEX TO EXHIBITS


Exhibit                                                    Paper (P) or
 Number                              Exhibit               Electronic (E)
-------                              -------               --------------

  99.1    Press Release, dated August 15, 2005                    E